                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): OCTOBER 21, 2004
                               (OCTOBER 20, 2004)


                           OMNI ENERGY SERVICES CORP.
             (Exact name of registrant as specified in its charter)


          LOUISIANA                    0-23383                  72-1395273
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                     Identification No.)


                              4500 NE INTERSTATE 49
                            CARENCRO, LOUISIANA 70520
               (Address of principal executive offices) (Zip Code)

                                 (337) 896-6664
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 8.01 Other Events.

         On October 20, 2004, the Company issued a press release announcing that it had received a commitment to complete a $100 million Senior Credit Facility. A copy of the press release is furnished as Exhibit 99.1 to this report.



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Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits.


             Exhibit No.          Description
             -----------          -----------
             99.1                 Press Release dated October 20, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.



                                           OMNI ENERGY SERVICES CORP.


Date: October 21, 2004                     By: /s/ DEBORAH C. DEROUEN
                                               ---------------------------------
                                               Deborah C. DeRouen
                                               Chief Accounting Officer



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                                  EXHIBIT INDEX


             Exhibit No.          Description
             -----------          -----------
             99.1                 Press Release dated October 20, 2004.